Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month period ended September 30,		For the nine month period ended September 30,
	2011	2010	2011	2010
	(unaudited; in millions, except per unit amounts)

Operating revenue	$2,372.2	$1,889.3	$7,033.1	$5,567.9

Operating expenses
Cost of natural gas	1,805.4	1,455.6	5,496.2	4,250.2
Environmental costs, net of recoveries	56.1	477.6	44.8	482.1
Oil measurement adjustments	(2.8)	(0.2)	(61.5)	(0.2)
Operating and administrative	181.3	142.3	516.0	410.1
Power	37.7	36.7	107.2	105.5
Depreciation and amortization	78.9	79.7	256.9	225.2
Impairment charge	—	10.3	—	10.3

	2,156.6	2,202.0	6,359.6	5,483.2

Operating income (loss)	215.6	(312.7)	673.5	84.7
Interest expense	78.7	70.1	236.6	199.0
Other income (expense)	—	(0.6)	6.0	16.1

Income (loss) before income tax expense	136.9	(383.4)	442.9	(98.2)
Income tax expense	2.1	2.9	5.3	7.5

Net income (loss)	134.8	(386.3)	437.6	(105.7)
Less: Net income attributable to noncontrolling interest	12.2	20.1	41.0	45.3

Net income (loss) attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$122.6	$(406.4)	$396.6	$(151.0)

Net income (loss) allocable to limited partner interests	$95.9	$(415.2)	$322.9	$(195.7)

Net income (loss) per limited partner unit (basic and diluted)	$0.36	$(1.74)	$1.26	$(0.82)

Weighted average limited partner units outstanding	264.6	238.1	257.6	236.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine month period ended September 30,
	2011	2010
	(unaudited; in millions)

Cash provided by operating activities
Net income (loss)	$437.6	$(105.7)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	256.9	225.2
Derivative fair value net gains	(53.9)	(10.7)
Inventory market price adjustments	2.0	3.6
Environmental costs, net of recoveries	94.7	481.5
Impairment charge	—	10.3
Other	12.8	2.2
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(51.9)	7.4
Due from General Partner and affiliates	8.8	(2.5)
Accrued receivables	91.5	(31.4)
Inventory	(11.5)	(82.5)
Current and long-term other assets	(7.7)	(5.1)
Due to General Partner and affiliates	19.1	14.6
Accounts payable and other	37.2	23.2
Environmental liabilities	(148.7)	(147.3)
Accrued purchases	(50.0)	(9.2)
Interest payable	19.2	32.8
Property and other taxes payable	15.3	8.4
Settlement of interest rate derivatives	(18.8)	(3.0)

Net cash provided by operating activities	652.6	411.8

Cash used in investing activities
Additions to property, plant and equipment	(755.8)	(529.1)
Changes in construction payables	132.2	(5.9)
Asset acquisitions	(26.7)	(703.1)
Other	(10.5)	(3.3)

Net cash used in investing activities	(660.8)	(1,241.4)

Cash provided by financing activities
Net proceeds from unit issuances	557.6	52.2
Distributions to partners	(412.6)	(356.8)
Repayments to General Partner	(12.4)	(330.7)
Net proceeds from issuances of long-term debt	740.7	890.5
Net repayments under credit facility	—	(438.0)
Net commercial paper borrowings (repayments)	(509.8)	594.8
Borrowings from General Partner	7.0	403.7
Contribution from noncontrolling interest	3.3	96.6
Distributions to noncontrolling interest	(61.1)	(17.2)
Other	(5.7)	(2.5)

Net cash provided by financing activities	307.0	892.6

Net increase in cash and cash equivalents	298.8	63.0
Cash and cash equivalents at beginning of year	144.9	143.6

Cash and cash equivalents at end of period	$443.7	$206.6

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2011	December 31, 2010
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$443.7	$144.9
Receivables, trade and other, net of allowance for doubtful accounts of $1.8 in 2011 and 2010	269.6	171.2
Due from General Partner and affiliates	18.3	27.1
Accrued receivables	591.0	683.7
Inventory	144.2	134.7
Other current assets	48.3	58.3

	1,515.1	1,219.9
Property, plant and equipment, net	9,173.6	8,641.6
Goodwill	246.7	246.7
Intangibles, net	267.9	276.4
Other assets, net	119.3	56.4

	$11,322.6	$10,441.0

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$70.1	$53.3
Accounts payable and other	427.9	289.2
Environmental liabilities	207.4	227.0
Accrued purchases	554.8	596.4
Interest payable	79.5	60.3
Property and other taxes payable	64.4	49.1
Note payable to General Partner	12.0	11.6
Current maturities of long-term debt	31.0	31.0

	1,447.1	1,317.9
Long-term debt	5,015.9	4,778.9
Note payable to General Partner	330.0	335.8
Other long-term liabilities	245.8	122.9

	7,038.8	6,555.5

Commitments and contingencies

Partners’ capital
Class A common units (228,268,964 and 209,084,106 at September 30, 2011 and December 31, 2010 respectively)	3,076.5	2,641.0
Class B common units (7,825,500 at September 30, 2011 and December 31, 2010)	74.7	64.9
i-units (37,053,946 and 35,285,422 at September 30, 2011 and December 31, 2010, respectively)	658.0	579.1
General Partner	275.8	256.8
Accumulated other comprehensive income (loss)	(249.8)	(121.7)

Total Enbridge Energy Partners, L.P. partners’ capital	3,835.2	3,420.1
Noncontrolling interest	448.6	465.4

Total partners’ capital	4,283.8	3,885.5

	$11,322.6	$10,441.0

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

In February 2011, the board of directors of Enbridge Energy Management, L.L.C., or Enbridge Management, as delegate of Enbridge Energy Company, Inc., our General Partner, approved a split of our units, which was effected by a distribution on April 21, 2011 of one common unit for each common unit outstanding and one i-unit for each i-unit outstanding to unit holders of record on April 7, 2011. As a result of this unit split, we have retrospectively restated the computation of our “Net income per limited partner unit (basic and diluted)” in the table below and restated the number of units in our consolidated statement of financial position to present the current and prior year amounts on a split-adjusted basis. Additionally, the formula for distributing available cash among our General Partner and limited partners was revised to reflect this unit split, as set forth in our partnership agreement, as amended, and is presented below.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We allocate our net income among our General Partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners based on their sharing of losses of 2 percent and 98 percent, respectively, as set forth in our partnership agreement.

We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the three month period ended September 30,		For the nine month period ended September 30,
	2011	2010	2011	2010
	(in millions, except per unit amounts)
Net income (loss)	$134.8	$(386.3)	$437.6	$(105.7)
Less: Net income (loss) attributable to noncontrolling interest	12.2	20.1	41.0	45.3

Net income (loss) attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	122.6	(406.4)	396.6	(151.0)
Less distributions paid:
Incentive distributions to our General Partner	(24.7)	(17.3)	(67.1)	(48.7)
Distributed earnings allocated to our General Partner	(3.0)	(2.5)	(8.5)	(7.4)

Total distributed earnings to our General Partner	(27.7)	(19.8)	(75.6)	(56.1)
Total distributed earnings to our limited partners	(145.5)	(123.2)	(416.8)	(363.5)

Total distributed earnings	(173.2)	(143.0)	(492.4)	(419.6)

Overdistributed earnings	$(50.6)	$(549.4)	$(95.8)	$(570.6)

Weighted average limited partner units outstanding	264.6	238.1	257.6	236.8

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.55	$0.52	$1.62	$1.54
Overdistributed earnings per limited partner unit (2)	(0.19)	(2.26)	(0.36)	(2.36)

Net income (loss) per limited partner unit (basic and diluted)	$0.36	$(1.74)	$1.26	$(0.82)

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98 percent) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and under distributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present financial information about our business segments and corporate activities:

	For the three month period ended September 30, 2011
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$363.3	$1,832.1	$584.2	$—	$2,779.6
Less: Intersegment revenue	0.3	395.7	11.4	—	407.4

Operating revenue	363.0	1,436.4	572.8	—	2,372.2
Cost of natural gas	—	1,233.3	572.1	—	1,805.4
Environmental costs, net of recoveries	56.1	—	—	—	56.1
Oil measurement adjustments	(2.8)	—	—	—	(2.8)
Operating and administrative	74.4	104.5	1.9	0.5	181.3
Power	37.7	—	—	—	37.7
Depreciation and amortization	49.2	29.7	—	—	78.9

Operating income (loss)	148.4	68.9	(1.2)	(0.5)	215.6
Interest expense	—	—	—	78.7	78.7

Income (loss) from continuing operations before income tax expense	148.4	68.9	(1.2)	(79.2)	136.9
Income tax expense	—	—	—	2.1	2.1

Net income (loss)	148.4	68.9	(1.2)	(81.3)	134.8
Less: Net income attributable to the noncontrolling interest	—	—	—	12.2	12.2

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$148.4	$68.9	$(1.2)	$(93.5)	$122.6

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	For the three month period ended September 30, 2010
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$301.4	$1,385.6	$599.7	$—	$2,286.7
Less: Intersegment revenue	0.3	388.7	8.4	—	397.4

Operating revenue	301.1	996.9	591.3	—	1,889.3
Cost of natural gas	—	869.1	586.5	—	1,455.6
Environmental costs, net of recoveries	477.6	—	—	—	477.6
Oil measurement adjustments	(0.2)	—	—	—	(0.2)
Operating and administrative	59.6	78.3	2.3	2.1	142.3
Power	36.7	—	—	—	36.7
Depreciation and amortization	48.0	31.6	0.1	—	79.7
Impairment charge	10.3	—	—	—	10.3

Operating income (loss)	(330.9)	17.9	2.4	(2.1)	(312.7)
Interest expense	—	—	—	70.1	70.1
Other expense	—	—	—	0.6	0.6

Income (loss) from continuing operations before income tax expense	(330.9)	17.9	2.4	(72.8)	(383.4)
Income tax expense	—	—	—	2.9	2.9

Net income (loss)	(330.9)	17.9	2.4	(75.7)	(386.3)
Less: Net income attributable to the noncontrolling interest	—	—	—	20.1	20.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$(330.9)	$17.9	$2.4	$(95.8)	$(406.4)

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the nine month period ended September 30, 2011
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$975.7	$5,528.0	$1,704.5	$—	$8,208.2
Less: Intersegment revenue	1.0	1,143.8	30.3	—	1,175.1

Operating revenue	974.7	4,384.2	1,674.2	—	7,033.1
Cost of natural gas	—	3,826.8	1,669.4	—	5,496.2
Environmental costs, net of recoveries	45.2	(0.4)	—	—	44.8
Oil measurement adjustments	(61.5)	—	—	—	(61.5)
Operating and administrative	218.5	289.8	5.2	2.5	516.0
Power	107.2	—	—	—	107.2
Depreciation and amortization	146.5	110.4	—	—	256.9

Operating income (loss)	518.8	157.6	(0.4)	(2.5)	673.5
Interest expense	—	—	—	236.6	236.6
Other income	—	—	—	6.0	6.0

Income (loss) from continuing operations before income tax expense	518.8	157.6	(0.4)	(233.1)	442.9
Income tax expense	—	—	—	5.3	5.3

Net income (loss)	518.8	157.6	(0.4)	(238.4)	437.6
Less: Net income attributable to the noncontrolling interest	—	—	—	41.0	41.0

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$518.8	$157.6	$(0.4)	$(279.4)	$396.6

Total assets	$6,050.6	$4,682.4	$209.7	$379.9	$11,322.6

Capital expenditures (excluding acquisitions)	$444.9	$302.7	$—	$8.2	$755.8

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the nine month period ended September 30, 2010
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$883.6	$4,022.8	$1,842.5	$—	$6,748.9
Less: Intersegment revenue	0.9	1,152.6	27.5	—	1,181.0

Operating revenue	882.7	2,870.2	1,815.0	—	5,567.9
Cost of natural gas	—	2,447.7	1,802.5	—	4,250.2
Environmental costs, net of recoveries	482.1	—	—	—	482.1
Oil measurement adjustments	(0.2)	—	—	—	(0.2)
Operating and administrative	184.0	215.8	7.0	3.3	410.1
Power	105.5	—	—	—	105.5
Depreciation and amortization	131.7	93.3	0.2	—	225.2
Impairment charge	10.3	—	—	—	10.3

Operating income (loss)	(30.7)	113.4	5.3	(3.3)	84.7
Interest expense	—	—	—	199.0	199.0
Other income	—	—	—	16.1	16.1

Income (loss) from continuing operations before income tax expense	(30.7)	113.4	5.3	(186.2)	(98.2)
Income tax expense	—	—	—	7.5	7.5

Net income (loss)	(30.7)	113.4	5.3	(193.7)	(105.7)
Less: Net income attributable to the noncontrolling interest	—	—	—	45.3	45.3

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$(30.7)	$113.4	$5.3	$(239.0)	$(151.0)

Total assets	$5,399.9	$4,308.3	$205.0	$249.0	$10,162.2

Capital expenditures (excluding acquisitions)	$317.2	$206.2	$—	$5.7	$529.1

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.